Exhibit 21.01
SUBSIDIARIES OF CRESCENT REAL ESTATE EQUITIES COMPANY

Name	Type of Entity
Crescent Real Estate Equities, Ltd.	Delaware corporation
Crescent Real Estate Limited Partnership	Delaware limited partnership
1717 Main Street SM, Inc.	Delaware corporation
301 Congress Avenue, L.P.	Delaware limited partnership
301 Congress PT TRS, Inc.	Delaware corporation
325 HCD LLC	Delaware limited liability company
335 HCD LLC	Delaware limited liability company
355 HCD LLC	Delaware limited liability company
3753/3763 HHP LLC	Delaware limited liability company
3770 HHP, LLC	Delaware limited liability company
3770 Hughes Parkway Associates, Limited Partnership	Nevada limited partnership
3770 Surface Parking LLC	Delaware limited liability company
3773 HHP LLC	Delaware limited liability company
3790 HHP LLC	Delaware limited liability company
3800 HHP LLC	Delaware limited liability company
3883 HHP LLC	Delaware limited liability company
3893 HHP LLC	Delaware limited liability company
3925 Paradise Rd. LLC	Delaware limited liability company
3930 Acquisition, LLC	Delaware limited liability company
3930 HHP LLC	Delaware limited liability company
395/375/365 HCD LLC	Delaware limited liability company
3960 HHP LLC	Delaware limited liability company
3960/3980 HHP Parking Garage LLC	Delaware limited liability company
3980 HHP LLC	Delaware limited liability company
3987 Paradise Rd. LLC	Delaware limited liability company
3993 HHP LLC	Delaware limited liability company
4043 HHP LLC	Delaware limited liability company
Arrow Leaf Residences, LLC	Delaware limited liability company
Avon Confluence, LLC	Delaware limited liability company
Avon Riverfront Hotel, LLC	Delaware limited liability company
Avon Riverfront Residences, LLC	Delaware limited liability company
Avon Riverfront Vacation Timeshares, LLC	Delaware limited liability company
Bear Paw Lodge LLC	Delaware limited liability company
Beaver Creek Landing, LLC	Delaware limited liability company
Breckenridge Pioneer Club LLC	Delaware limited liability company
Brownstones at Riverfront Park, LLC	Delaware limited liability company
Buckhorn Townhome LLC	Delaware limited liability company
C5HC Management, LLC	Delaware limited liability company
CBT I Management Corp.	Delaware corporation
CEI Colonnade Holdings, LLC	Delaware limited liability company
Central Platte Valley Management, LLC	Delaware limited liability company
CRE Aviation Interests, LLC	Delaware limited liability company
CRE Aviation Test Flight Services, LLC	Nevada limited liability company
CRE Diversified Holdings, Inc.	Delaware corporation
CRE Investment, LLC	Delaware limited liability company
CRE Management I Corp.	Delaware corporation
CRE Management II Corp.	Delaware corporation
CRE Management III Corp.	Delaware corporation
CRE Management IV Corp.	Delaware corporation
CRE Management One, LLC	Delaware limited liability company
CRE Management V Corp.	Delaware corporation
CRE Management VI Corp.	Delaware corporation
CRE Management VIII, LLC	Delaware limited liability company

Name	Type of Entity
CRE Management XII, LLC	Delaware limited liability company
Creekside at Riverfront Park, LLC	Delaware limited liability company
Creekside II LLC	Delaware limited liability company
Creekside Townhomes LLC	Delaware limited liability company
CREF One Holdings GP, LLC	Delaware limited liability company
CREF One Holdings, L.P.	Delaware limited partnership
CREF One Parent GP, LLC	Delaware limited liability company
CREF One Parent, L.P.	Delaware limited partnership
CREF X Holdings, L.P.	Delaware limited partnership
CREF XII Holdings GP, LLC	Delaware limited liability company
CREF XII Holdings, L.P.	Delaware limited partnership
CREF XII Parent GP, LLC	Delaware limited liability company
CREF XII Parent, L.P.	Delaware limited partnership
CREM Holdings, LLC	Delaware limited liability company
Crescent 1110 Rusk Street Garage, LP.	Delaware limited liability company
Crescent 1301 GP, LLC	Delaware limited liability company
Crescent 1301 Holdings GP, LLC	Delaware limited liability company
Crescent 1301 Holdings, L.P.	Delaware limited partnership
Crescent 1301 McKinney, L.P.	Delaware limited partnership
Crescent 1717 Main, L.L.C.	Texas limited liability company
Crescent 5 Houston Center, L.P.	Delaware limited partnership
Crescent 707 17th Street, LLC	Delaware limited liability company
Crescent Alhambra, LLC	Delaware limited liability company
Crescent ART Holdings, LLC	Delaware limited liability company
Crescent Big Tex I, L.P.	Delaware limited partnership
Crescent Big Tex II, L.P.	Delaware limited partnership
Crescent Big Tex III, LP	Delaware limited partnership
Crescent BK One Tower GP, LLC	Delaware limited liability company
Crescent BT I GP, L.P.	Delaware limited partnership
Crescent BT I Investor, L.P.	Delaware limited partnership
Crescent BT I Management, LLC	Delaware limited liability company
Crescent BT I Parking, L.P.	Delaware limited partnership
Crescent BT II GP, L.P.	Delaware limited partnership
Crescent BT II Management, LLC	Delaware limited liability company
Crescent BT II Parking, L.P.	Delaware limited partnership
Crescent BT III Parking, L.P.	Delaware limited partnership
Crescent BT Parking GP, LLC	Delaware limited liability company
Crescent Business Centers Corp.	Delaware corporation
Crescent Capital Funding, L.L.C.	Delaware limited liability company
Crescent CBD Land Financing II, L.P.	Delaware limited partnership
Crescent CBD Land Financing, L.P.	Delaware limited partnership
Crescent CBD Land GP II, LLC	Delaware limited liability company
Crescent CBD Land GP, LLC	Delaware limited liability company
Crescent Colonnade, LLC	Delaware limited liability company
Crescent Commercial Realty Holdings, L.P.	Delaware limited partnership
Crescent Datran Center, LLC	Delaware limited liability company
Crescent Duddlesten Hotel Partnership, L.P.	Texas limited partnership
Crescent E&M, LLC	Texas limited liability company
Crescent Ervay & Main, L.P.	Texas limited partnership
Crescent Finance Company	Delaware corporation
Crescent Five Post Oak GP, LLC	Delaware limited liability company
Crescent Fountain Place, L.P.	Delaware limited partnership
Crescent Four Westlake GP, LLC	Delaware limited liability company
Crescent FP GP Corp.	Delaware corporation
Crescent Fresh Investments, Inc.	Delaware corporation
Crescent Funding Interests, L.L.C.	Delaware limited liability company
Crescent HC Investors, L.P.	Delaware limited partnership

Name	Type of Entity
Crescent HCI GP, LLC	Delaware limited liability company
Crescent Hospitality SPE, LLC	Delaware limited liability company
Crescent Hospitality, Inc.	Delaware corporation
Crescent Irvine, LLC	Delaware limited liability company
Crescent JMIR Paseo Del Mar, LLC	Delaware limited liability company
Crescent Miami Center, LLC	Delaware limited liability company
Crescent One BriarLake GP, LLC	Delaware limited liability company
Crescent One Briarlake Plaza, L.P.	Delaware limited partnership
Crescent One Buckhead GP, LLC	Delaware limited liability company
Crescent One Buckhead Plaza, L.P.	Delaware limited partnership
Crescent Paseo Del Mar Member, LLC	Delaware limited liability company
Crescent Peakview Tower, LLC	Delaware limited liability company
Crescent Plaza Hotel Operating, LLC	Delaware limited liability company
Crescent Plaza Hotel Owner GP, LLC	Delaware limited liability company
Crescent Plaza Hotel Owner, LP	Delaware limited partnership
Crescent Plaza Residential LP, LLC	Delaware limited liability company
Crescent Plaza Residential, LLC	Delaware limited liability company
Crescent Plaza Residential, LP	Delaware limited partnership
Crescent POC Investors, L.P.	Delaware limited partnership
Crescent POCI GP, LLC	Delaware limited liability company
Crescent Property Services, Inc.	Delaware corporation
Crescent RAMI GP, LLC	Delaware limited liability company
Crescent RARI GP, LLC	Delaware limited liability company
Crescent Real Estate Capital GP, LLC	Delaware limited liability company
Crescent Real Estate Capital, L.P.	Delaware limited partnership
Crescent Real Estate Funding I, L.P.	Delaware limited partnership
Crescent Real Estate Funding II, L.P.	Delaware limited partnership
Crescent Real Estate Funding III, L.P.	Delaware limited partnership
Crescent Real Estate Funding IV, L.P.	Delaware limited partnership
Crescent Real Estate Funding One, L.P.	Delaware limited partnership
Crescent Real Estate Funding V, L.P.	Delaware limited partnership
Crescent Real Estate Funding VI, L.P.	Delaware limited partnership
Crescent Real Estate Funding VII, L.P.	Delaware limited partnership
Crescent Real Estate Funding VIII, L.P.	Delaware limited partnership
Crescent Real Estate Funding XII, L.P.	Delaware limited partnership
Crescent Redtail Management, LLC	Delaware limited liability company
Crescent Resort Development, Inc.	Delaware corporation
Crescent Ross Avenue Mortgage Investors, L.P.	Delaware limited partnership
Crescent Ross Avenue Realty Investors, L.P	Delaware limited partnership
Crescent SC Holdings, L.P.	Delaware limited partnership
Crescent Spectrum Center, L.P.	Delaware limited partnership
Crescent Tax Services, Inc.	Delaware corporation
Crescent TC Investors, L.P.	Delaware limited partnership
Crescent TCI GP, LLC	Delaware limited liability company
Crescent Three Westlake GP, LLC	Delaware limited liability company
Crescent Travel Services, Inc.	Delaware corporation
Crescent TRS Holdings Corp.	Delaware corporation
Crescent/301 LLC	Delaware limited liability company
Cresta Run LLC	Delaware limited liability company
CresWood Development, L.L.C.	Texas limited liability company
CRL Investments, Inc.	Texas corporation
CSC Holdings Management, LLC	Delaware limited liability company
CSC Management, LLC	Delaware limited liability company
DBL Texas Holdings, Inc.	Delaware corporation
DBL-ABC, Inc.	Delaware corporation
DBL-CBO, Inc.	Texas corporation

Name	Type of Entity
Dedham Developers SGP, LLC	Delaware limited liability company
Deer Trail LLC	Delaware limited liability company
Delganey at Riverfront Park, LLC, The	Delaware limited liability company
Desert Mountain Associates, Inc.	Arizona corporation
Desert Mountain Development Corporation	Delaware corporation
Desert Mountain Properties, L.P.	Delaware limited partnership
East West Park City, LLC	Delaware limited liability company
East West Resort Development III, L.P., L.L.L.P.	Delaware limited partnership
East West Resort Development IV, L.P., L.L.L.P.	Delaware limited partnership
East West Resort Development V, L.P., L.L.L.P.	Delaware limited partnership
East West Resort Development VI, L.P., L.L.L.P.	Delaware limited partnership
East West Resort Development VII, L.P., L.L.L.P.	Delaware limited partnership
Elijah Fulcrum Fund Partners, LP	Texas limited partnership
Empire Mountain Village, LLC	Delaware limited liability company
Empire Option Holding LLC	Colorado limited liability company
EW Deer Valley, LLC	Delaware limited liability company
EWRD Perry — Riverbend, LLC	Delaware limited liability company
EWRD Perry Holding LP., L.L.L.P.	Delaware limited partnership
EWRD Summit Holding, L.P., L.L.L.P.	Delaware limited partnership
EWRD Summit LLC	Delaware limited liability company
Fresh Choice, LLC	Delaware limited liability company
G/C Waterside Associates, L.L.C.	Texas limited liability company
GDW LLC	Delaware limited liability company
Gray’s Station, LLC	Delaware limited liability company
HBP Realty, LLC	Delaware limited liability company
HC .35 Acre Tract LLC	Delaware limited liability company
HCD/Parking LLC	Delaware limited liability company
Horizon Pass Lodge LLC	Delaware limited liability company
Horizon Pass Townhomes LLC	Delaware limited liability company
Houston Area Development Corp.	Delaware corporation
Hummingbird Lodge LLC	Delaware limited liability company
Jefferson Station, LP	Delaware limited partnership
Larkspur Residences, LLC	Delaware limited liability company
Main Street Partners Funding, L.P.	Delaware limited partnership
Main Street Partners Management Company, L.P.	Texas limited partnership
Main Street Partners, L.P.	Texas limited partnership
Main Street Station Breckenridge, LLC	Delaware limited liability company
Main Street Station Real Estate, LLC	Delaware limited liability company
Main Street Station Vacation Club	Colorado general partnership
Mira Vista Development Corp.	Texas corporation
Mira Vista Golf Club, LLC	Texas limited liability company
Mira Vista Realty, Inc.	Texas corporation
MSPF GP, LLC	Delaware limited liability company
MSPF Holdings GP, LLC	Delaware limited liability company
MSPF Holdings, L.P.	Delaware limited partnership
MSSVCGP, LLC	Delaware limited liability company
NMP Holdings, LLC	Delaware limited liability company
Northstar Big Horn, LLC	Delaware limited liability company
Northstar Iron Horse, LLC	Delaware limited liability company
Northstar Mountain Properties, LLC	Delaware limited liability company
Old Greenwood Realty, Inc.	California corporation
Old Greenwood, LLC	Delaware limited liability company
Paintbrush Residences, LLC	Delaware limited liability company
Park Place at Riverfront Park LLC	Delaware limited liability company
Park Plaza at Riverfront Park LLC	Delaware limited liability company
Park Tower at Riverfront Park LLC	Delaware limited liability company

Name	Type of Entity
Parkside Townhomes, LLC	Delaware limited liability company
Precedent Opportunity Fund, L.P.	Texas limited partnership
Quartermoon LLC	Delaware limited liability company
Redtail Capital Partners One, LLC	Delaware limited liability company
Redtail Capital Partners, L.P.	Delaware limited partnership
Restaurant Riverfront, LLC	Delaware limited liability company
Riverfront Park Retail, LLC	Delaware limited liability company
Shooting Star Residences, LLC	Delaware limited liability company
SMI Operating Company, LLC	Delaware limited liability company
SMI Real Estate, LLC	Delaware limited liability company
Snow Cloud LLC	Delaware limited liability company
Snowberry Residences, LLC	Delaware limited liability company
Sonoma Golf Club, LLC	Delaware limited liability company
Sonoma Golf Management, LLC	Delaware limited liability company
Sonoma Golf, LLC	Delaware limited liability company
Sonoma National, Inc.	Delaware corporation
Spectrum Mortgage Associates, L.P.	Delaware limited partnership
St. Charles Place, LLC	Delaware limited liability company
Tahoe Club Company, LLC	Delaware limited liability company
Tahoe Lakeside Restaurant, LLC	Delaware limited liability company
Tahoe Mountain Resorts, LLC	Delaware limited liability company
Truckee Land, LLC	Delaware limited liability company
Union Center LLC	Delaware limited liability company
Vendue/Prioleau Associates LLC	Delaware limited liability company
Village Walk LLC	Delaware limited liability company
Waterside Commons Limited Partnership	Texas limited partnership
West Eagle Ranch LLC	Delaware limited liability company
WOCOI Investment Company	Texas corporation
Woodlands Land Company, Inc., The	Texas corporation